Exhibit 99.B(h)(6)(d)

SCHEDULE A

TO THE EXPENSE LIMITATION AGREEMENT DATED August 1, 2013

BETWEEN

THE VICTORY PORTFOLIOS AND VICTORY CAPITAL MANAGEMENT INC.

OPERATING EXPENSE LIMITS AS OF March 1, 2015

Fund/Class	Maximum Operating Expense Limit	Date of Termination	Effective Date of Waiver
Diversified Stock — Class R6	0.78%	February 28, 2017	March 1, 2014
Diversified Stock — Class Y	0.86%	February 28, 2017	February 29, 2012
Dividend Growth Fund — Class A	1.25%	February 28, 2018	October 24, 2012
Dividend Growth Fund — Class C	2.00%	February 28, 2018	October 24, 2012
Dividend Growth Fund — Class I	0.95%	February 28, 2018	October 24, 2012
Dividend Growth Fund — Class R	1.50%	February 28, 2018	October 24, 2012
Dividend Growth Fund — Class Y	1.00%	February 28, 2018	October 24, 2012
Established Value — Class R6	0.63%	February 28, 2017	March 1, 2014
Established Value - Class Y	0.83%	February 28, 2017	February 29, 2012
Emerging Markets Small Cap - Class A	1.80%	March 31, 2017	April 1, 2014
Emerging Markets Small Cap - Class C	2.55%	March 31, 2017	April 1, 2014
Emerging Markets Small Cap - Class I	1.50%	March 31, 2017	April 1, 2014
Emerging Markets Small Cap - Class Y	1.55%	March 31, 2017	April 1, 2014
Fund for Income - Class Y	0.71%	February 28, 2017	February 29, 2012
Fund for Income - Class R6	0.63%	February 28, 2018	March 1, 2015
Global Equity - Class A	1.40%	February 28, 2020	March 1, 2010
Global Equity - Class C	2.15%	February 28, 2020	March 1, 2010
Global Equity - Class I	1.15%	February 28, 2020	March 1, 2010
Global Equity - Class R	1.67%	February 28, 2018	March 1, 2013
International — Class A	1.40%	August 31, 2017	August 1, 2013
International — Class C	2.15%	August 31, 2017	August 1, 2013
International — Class I	1.15%	August 31, 2017	August 1, 2013
International — Class R6	1.05%	February 28, 2017	March 1, 2014
International — Class R	1.70%	February 28, 2018	March 1, 2013
International - Class Y	1.15%	February 28, 2017	February 29, 2012
International Select — Class A	1.40%	August 31, 2017	August 1, 2013
International Select — Class C	2.15%	August 31, 2017	August 1, 2013
International Select — Class I	1.15%	August 31, 2017	August 1, 2013
International Select — Class R	1.69%	February 28, 2018	March 1, 2013
International Select — Class Y	1.15%	February 28, 2017	February 29, 2012
Investment Grade Convertible — Class I	1.00%	February 29, 2016	March 1, 2015
Large Cap Growth — Class C	2.10%	February 29, 2016	March 1, 2015
Large Cap Growth — Class I	0.95%	February 29, 2016	March 1, 2015
Large Cap Growth — Class R	1.65%	February 29, 2016	March 1, 2015
Large Cap Growth - Class Y	1.02%	February 28, 2017	February 29, 2012
National Municipal Bond - Class A	0.99%	February 29, 2016	March 1, 2015

Fund/Class	Maximum Operating Expense Limit	Date of Termination	Effective Date of Waiver
National Municipal Bond - Class Y	0.72%	February 28, 2017	February 29, 2012
Select Fund — Class A	1.15%	February 28, 2019	January 1, 2014
Select Fund — Class I	0.90%	February 28, 2019	January 1, 2014
Small Company Opportunity - Class Y	1.15%	February 28, 2017	February 29, 2012
Special Value — Class C	2.20%	February 29, 2016	March 1, 2015
Special Value — Class Y	1.03%	February 29, 2016	March 1, 2015

New Victory Munder Fund/Class	Maximum Operating Expense Limit	Date of Termination(1)	Effective Date of Waiver(1)
Munder Total Return Fund — Class A	0.85%	October 31, 2016	November 1, 2014
Munder Total Return Fund — Class C	1.60%	October 31, 2016	November 1, 2014
Munder Total Return Fund — Class Y	0.60%	October 31, 2016	November 1, 2014
Munder Total Return Fund — Class R6	0.58%	October 31, 2018	March 1, 2015
Munder Emerging Markets Small-Cap Fund— Class A	1.73%	October 31, 2016	November 1, 2014
Munder Emerging Markets Small-Cap Fund— Class Y	1.48%	October 31, 2016	November 1, 2014
Munder Growth Opportunities Fund— Class A	1.63%	October 31, 2016	November 1, 2014
Munder Growth Opportunities Fund— Class C	2.38%	October 31, 2016	November 1, 2014
Munder Growth Opportunities Fund— Class R	1.88%	October 31, 2016	November 1, 2014
Munder Growth Opportunities Fund— Class Y	1.38%	October 31, 2016	November 1, 2014
Integrity Mid-Cap Value Fund— Class A	1.50%	October 31, 2016	November 1, 2014
Integrity Mid-Cap Value Fund— Class Y	1.25%	October 31, 2016	November 1, 2014
Integrity Small/Mid-Cap Value Fund— Class A	1.50%	October 31, 2016	November 1, 2014
Integrity Small/Mid-Cap Value Fund— Class Y	1.25%	October 31, 2016	November 1, 2014
Integrity Small/Mid-Cap Value Fund— Class R6	1.21%	October 31, 2018	March 1, 2015
Munder Index 500 Fund— Class A	0.73%	October 31, 2016	November 1, 2014
Munder Index 500 Fund— Class R	1.08%	October 31, 2016	November 1, 2014
Munder Index 500 Fund— Class Y	0.58%	October 31, 2016	November 1, 2014
Munder International Fund—Core Equity— Class A	1.47%	October 31, 2016	November 1, 2014
Munder International Fund—Core Equity— Class C	2.22%	October 31, 2016	November 1, 2014
Munder International Fund—Core Equity— Class Y	1.22%	October 31, 2016	November 1, 2014
Munder International Fund—Core Equity— Class I	0.96%	October 31, 2016	November 1, 2014
Munder International Fund—Core Equity— Class R6	.96%	October 31, 2018	March 1, 2015
Munder International Small-Cap Fund— Class A	1.35%	October 31, 2016	November 1, 2014
Munder International Small-Cap Fund— Class C	2.10%	October 31, 2016	November 1, 2014
Munder International Small-Cap Fund— Class R6	1.10%	October 31, 2016	November 1, 2014
Munder International Small-Cap Fund— Class Y	1.10%	October 31, 2016	November 1, 2014
Munder International Small-Cap Fund— Class I	0.95%	October 31, 2016	November 1, 2014

(1)                                 For each series (“New Victory Munder Fund”) of The Victory Portfolios that was created to reorganize with an existing series of Munder Series Trust (each a “Munder Fund”), Victory has agreed to contractually limit the total annual operating expenses of each class of shares of each New Victory Munder Fund under the terms of this Agreement so that such expenses do not exceed the total net annual operating expenses of the corresponding class of shares of the corresponding Munder Fund determined as of June 30, 2014.  This contractual limitation will be in effect for two years following the close of the reorganization, which is expected to occur as of October 31, 2014.

New Victory Munder Fund/Class	Maximum Operating Expense Limit	Date of Termination(1)	Effective Date of Waiver(1)
Integrity Micro-Cap Equity Fund— Class A	1.83%	October 31, 2016	November 1, 2014
Integrity Micro-Cap Equity Fund— Class C	2.58%	October 31, 2016	November 1, 2014
Integrity Micro-Cap Equity Fund— Class R	2.08%	October 31, 2016	November 1, 2014
Integrity Micro-Cap Equity Fund— Class Y	1.58%	October 31, 2016	November 1, 2014
Munder Mid-Cap Core Growth Fund— Class A	1.32%	October 31, 2016	November 1, 2014
Munder Mid-Cap Core Growth Fund— Class C	2.07%	October 31, 2016	November 1, 2014
Munder Mid-Cap Core Growth Fund— Class R	1.57%	October 31, 2016	November 1, 2014
Munder Mid-Cap Core Growth Fund— Class R6	0.89%	October 31, 2016	November 1, 2014
Munder Mid-Cap Core Growth Fund— Class Y	1.07%	October 31, 2016	November 1, 2014
Integrity Small-Cap Value Fund— Class A	1.50%	October 31, 2016	November 1, 2014
Integrity Small-Cap Value Fund— Class C	2.25%	October 31, 2016	November 1, 2014
Integrity Small-Cap Value Fund— Class R	1.75%	October 31, 2016	November 1, 2014
Integrity Small-Cap Value Fund— Class R6	1.07%	October 31, 2016	November 1, 2014
Integrity Small-Cap Value Fund— Class Y	1.25%	October 31, 2016	November 1, 2014
Munder Small Cap Growth — Class A	1.40%	October 31, 2018	May 1, 2015
Munder Small Cap Growth — Class Y	1.25%	October 31, 2018	May 1, 2015
Munder Small Cap Growth — Class I	1.15%	October 31, 2018	May 1, 2015